INCOME TAXES	12 Months Ended
Mar. 31, 2022
INCOME TAXES
NOTE 9 - INCOME TAXES

NOTE 9 – INCOME TAXES

At March 31, 2022 and 2021, the Company had federal net operating loss carry forwards of approximately $11,786,575 and $11,466,695, respectively.

Components of net deferred tax assets, including a valuation allowance, are as follows at March 31, 2022 and 2021:

	March 31, 2022	March 31, 2021
Deferred tax assets:
Net operating loss	$319,880	$172,915
Less: Valuation allowance	(319,880)	(172,915)
Net deferred tax assets	$-	$-

In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of March 31, 2022.

Based on the recent change in corporation tax rates the Company calculated the deferred tax asset for the years ended March 31, 2022 and 2021 at 21%.

The Company due to its loses has not filed US Corporate tax returns and is subject to examination back to March 31, 2015.